SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2002



                            DIGITAL POWER CORPORATION
             (Exact name of registrant as specified in its charter)


             California                1-12711                94-1721931
             ----------                -------                ----------
          (State or other        (Commission File No.)      (I.R.S. Employer
            jurisdiction                                   Identification No.)
         of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
                    (Address of principal executive offices)

                                 (510) 657-2635
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On September 10, 2002, Digital Power Corporation (the "Registrant") engaged the accounting firm of Ernst & Young, as its independent certifying accountants for the remainder of the fiscal year ending December 31, 2002, including preparation of the audit and Form 10-KSB for the fiscal year ended December 31, 2002. On that same date, the Registrant notified Hein + Associates LLP of their dismissal. Hein + Associates LLP was the independent certifying accountant previously engaged to audit the Registrant's financial statements for the fiscal years and periods ended December 31, 2000 and December 31, 2001. The decision to change accountants was approved by the Audit Committee and the full Board of Directors of the Registrant.

     During the Registrant's two most recent fiscal years and periods ended December 31, 2000 and December 31, 2001 and the subsequent interim period through September 10, 2002, there were no disagreements between the Registrant and Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of this disagreement.

     None  of  the  "reportable   events"  described  under  Item  304(a)(1)  of
Regulation S-KB occurred within the Registrant's two most recent fiscal years and the subsequent interim period through September 10, 2002.

     The audit report of Hein + Associates LLP on consolidated financial statements of the Registrant and subsidiaries as of and for the fiscal years and periods ended December 31, 2000 and December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant requested Hein + Associates LLP furnish a letter to the Registrant addressed to the Securities and Exchange Commission stating whether it agrees with the above. A letter from Hein + Associates LLP is attached as Exhibit 16.1.

     During the Registrant's two most recent fiscal years and periods ended December 31, 2000 and December 31, 2001 and the subsequent interim period through September 10, 2002, the Registrant did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-KB.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit No.      Exhibit Description

     16.1 Letter of Hein + Associates LLP regarding change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DIGITAL POWER CORPORATION,
                                   a California Corporation


Dated:  9/11/02                    /S/ DAVID AMITAI
                                   --------------------------------------------
                                   David Amitai,
                                   Chief Executive Officer


Dated:  9/11/02                    /S/ HAIM YATIM
                                   --------------------------------------------
                                   Haim Yatim,
                                   Chief Financial Officer

                                  EXHIBIT 16.1


                              HEIN + ASSOCIATES LLP

                  Certified Public Accountants and Consultants
                 Southern California - Denver - Dallas - Houston



September 11, 2002


Securities and Exchange Commission
Washington, D. C. 20549

Re: Digital Power Corporation (Commission File No. 1-12711)


Gentlemen:

We have read Item 4 of Digital Power Corporation's Form 8-K, dated September 10, 2002 and are in agreement with the statements contained therein as they relate to us.


Very truly yours,
/S/ HEIN + ASSOCIATES LLP

HEIN + ASSOCIATES LLP
Orange, California